Federated Hermes Mortgage Strategy Portfolio
A Portfolio of Federated Hermes Managed Pool Series
(TICKER FMBPX)

SUPPLEMENT TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 28, 2025
On February 12, 2026, the Board of Trustees (the “Board”) of Federated Hermes Managed Pool Series approved certain changes, effective April 28, 2026, to the investment strategies of the Federated Hermes Mortgage Strategy Portfolio (the “Fund”).
These changes, as reflected below, are subject to review and comment by the Staff of the Securities and Exchange Commission (the “Staff”) and may change because of the Staff’s review. Shareholders of the Fund will be informed of any material changes following the Staff’s review.
In addition, Todd A. Abraham, CFA, will retire on April 3, 2026. Effective upon his retirement, Mr. Abraham will no longer serve as a portfolio manager of the Fund and, effective April 28, 2026, Robert Schwartz will begin serving as a portfolio manager of the Fund.
Accordingly, effective April 28, 2026, please incorporate the following changes into the Fund’s the Prospectus and Statement of Additional Information (“SAI”):
Prospectus
1. On the “Cover Page” please delete the second sentence and replace it with the following:
“The Fund is used to implement certain fixed-income investment strategies and, at times, overlay derivatives to manage yield curve and duration changes and/or hedge portfolio risk for eligible investors in wrap fee, separately managed and other discretionary investment accounts that are advised or sub-advised by Federated Investment Counseling (FIC), a subsidiary of Federated Hermes Inc. (“Federated Hermes,” formerly, Federated Investors, Inc.), or its affiliates, or certain other discretionary managers.”
2. Under “Fund Summary Information”in the section “What are the Fund’s Main Investment Strategies?” please delete the section in its entirety and replace it with the following:
“The Fund pursues its investment objective by investing primarily in the Mortgage Core Fund (the “Underlying Fund”), a portfolio of Federated Hermes Core Trust, and, at times, overlaying derivatives to manage yield curve and duration changes and/or hedge portfolio risk across all investments, as described below. The investment objective of the Underlying Fund is to provide total return. Under normal market conditions, the Underlying Fund invests primarily in mortgage-backed securities (MBS) of investment-grade quality and seeks to provide returns consistent with investments in the market for U.S. home mortgages. The Underlying Fund will invest in MBS that are issued or guaranteed by U.S. government agencies or U.S. government-sponsored enterprises (GSEs). The Underlying Fund may invest in non-agency MBS, which are those not issued or guaranteed by GSEs. The Underlying Fund also may invest in U.S. government securities, asset-backed securities (ABS), commercial MBS (CMBS) and certain derivative instruments.
Federated Investment Counseling (FIC), a subsidiary of Federated Hermes, currently manages the Federated Hermes Core Plus SMA and Federated Hermes Core Aggregate SMA (together, the “Federated SMAs”). The Federated SMAs invest in a number of Federated funds, including the Fund, to manage their investment program. In the future, eligible investors may include other wrap fee, separately managed and other discretionary investment accounts that are advised or sub-advised by FIC, its affiliates, or certain other discretionary managers.
The Federated SMAs invest in the Fund to gain exposure to MBS. The Fund, in turn, in addition to investing in the Underlying Fund, invests in derivatives instruments, in particular Treasury futures, for more effective management of yield curve and duration changes and to better hedge portfolio risk across the Federated SMAs’ investments. As a result, the Fund’s derivatives portfolio is managed in a manner to facilitate efficient yield curve and duration changes and/or to hedge portfolio risk across the Federated SMAs and not just the Fund, which may result in exposure to derivatives that exceeds or differs from the Fund’s exposure to the underlying instrument.
When selecting investments for its portfolio, the Fund can invest in securities directly or in other investment companies, including, for example, the Underlying Fund and other funds advised by Federated Investment Management Company (the “Adviser” or the “Underlying Fund Adviser”) or its affiliates. The Fund’s investment in the Underlying Fund is generally expected to be a substantial portion of the Fund’s portfolio.

The Underlying Fund typically seeks to maintain an overall average dollar-weighted portfolio duration that is within one year above or below the Bloomberg US Mortgage Backed Securities Index (the “Index”). The average dollar-weighted duration of the Index is approximately 5.63 years as of December 31, 2025. At times, the Underlying Fund Adviser’s calculation of portfolio duration may result in variances outside this range. Duration is a measure of the price volatility of a fixed-income security as a result of changes in market rates of interest, based on the weighted average timing of the instrument’s expected fixed interest and principal payments. The Underlying Fund Adviser seeks to create a portfolio, consisting of MBS, derivative instruments and other securities, that outperforms the Index.
Based on fundamental analysis, the Fund/Underlying Fund Adviser will consider a variety of factors when making decisions to purchase or sell particular securities or derivative instruments. The Fund/Underlying Fund may, but is not required to, use derivative instruments, which are instruments that have a value based on another instrument, exchange rate or index, and may be used as substitutes for securities in which the Fund/Underlying Fund can invest, or to manage yield curve and duration changes and/or hedge against a potential loss in the underlying asset. There can be no assurance that the Fund/Underlying Fund’s use of derivative or hybrid instruments will work as intended.
The Adviser employs the same management, security selection and derivative strategies when the Fund invests directly in the securities, instruments and investments in which the Underlying Fund invests.
The Fund will invest its assets so that at least 80% of its net assets (plus any borrowings for investment purposes) are invested in mortgage investments. The Fund will notify shareholders at least 60 days in advance of any change in this investment policy. Derivative investments made by the Fund/Underlying Fund that provide investment exposure to investments suggested by the Fund’s/Underlying Fund’s name are included within such fund’s 80% policy and are calculated at notional value.
3. Under “Fund Summary Information” in the section “What are the Main Risks of Investing in the Fund?” please remove Risk of Investing Derivative Instruments, Share Ownership Concentration Risk, and Underlying Fund Risk and replace with the following:
■ “Risk of Investing in Derivative Instruments. The Fund’s/Underlying Fund’s exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty, or the failure of the counterparty to meet its obligations under the contract, or due to tax or regulatory constraints. Derivatives may create investment leverage in the Fund/Underlying Fund, which magnifies the Fund’s/Underlying Fund’s exposure to the underlying investment. As the Fund’s derivatives portfolio is managed in a manner to facilitate efficient yield curve and duration changes and to hedge portfolio risk across the Federated SMAs and not just the Fund, the Fund’s exposure to derivatives may, at times, exceed or differ from the Fund’s exposure to the underlying instrument. Derivative instruments may be difficult to value, may be illiquid and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. Over-the-counter derivative contracts generally carry greater liquidity risk than exchange-traded contracts. The loss on derivative transactions may substantially exceed the initial investment.
■ Share Ownership Concentration Risk. A majority of the Underlying Fund’s shares may be held by other funds advised by the Adviser and its affiliates. It is possible that some or all of these other funds will decide to purchase or redeem shares of the Underlying Fund simultaneously or within a short period of time or one another in order to execute their asset allocation strategies, which could have adverse consequences for the Underlying Fund and its other shareholders, such as the Fund.
■ Underlying Fund Risk. The risk that the Fund’s performance is closely related to the risks associated with the securities and other investments held by another investment company in which the Fund invests, such as the Underlying Fund, and that the ability of the Fund to achieve its investment objective will depend upon the ability of such other investment company to achieve its investment objective. The Fund indirectly bears any underlying fund fees and expenses.”
4. Under “Fund Summary Information”in the section “Fund Management” please add the following:
Robert Schwartz, Associate Portfolio Manager, has been the Fund’s portfolio manager since April of 2026.
5. Under the section entitled: “What are the Fund’s Investment Strategies?” please delete the first four paragraphs in their entirety and replace with the following:
“The Fund’s investment objective is to provide total return by investing primarily in a mortgage-backed securities mutual fund and individual mortgage-backed securities, including collateralized mortgage obligations (CMOs), and, at times, overlaying derivatives to manage yield curve and duration changes and/or hedge portfolio risk across all investments, as described below. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the principal strategies and policies described in this Prospectus. The Fund’s Statement of Additional Information (SAI) provides information about the Fund’s non-principal strategies.

The Fund pursues its investment objective by investing, under normal market conditions, primarily in the Mortgage Core Fund (the “Underlying Fund”), a portfolio of Federated Hermes Core Trust. Federated Investment Counseling (FIC), a subsidiary of Federated Hermes, currently manages the Federated Hermes Core Plus SMA and Federated Hermes Core Aggregate SMA (together, “Federated SMAs”). The Federated SMAs invest in a number of Federated funds, including the Fund, to manage their investment program. The Federated SMAs’ invest in the Fund to gain exposure to MBS. The Fund, in turn, in addition to investing in the Underlying Fund, invests in derivatives instruments, in particular Treasury futures, for more effective management of yield curve and duration changes and to better hedge portfolio risk across the Federated SMAs’ investments. As a result, the Fund’s derivatives portfolio is managed in a manner to facilitate efficient yield and duration changes and to hedge portfolio risk across the Federated SMAs and not just the Fund, which may result in exposure to derivatives that exceeds or differs from the Fund’s exposure to the underlying instrument. In the future, eligible investors may include other wrap fee, separately managed and other discretionary investment accounts that are advised or sub-advised by FIC, its affiliates, or certain other discretionary managers.
When selecting investments for the Fund, the Adviser can invest directly in individual securities or other investment companies, including, for example, the Underlying Fund and other funds advised by the Adviser or its affiliates (together, the “Affiliated Underlying Funds”). These Affiliated Underlying Funds may include funds which are not available for general investment by the public. The investment companies in which the Fund invests are managed independently of the Fund and may incur additional expenses. The Fund’s investment in the Underlying Fund is generally expected to be a substantial portion of the Fund’s portfolio.
The Fund will invest its assets so that at least 80% of its net assets (plus any borrowings for investment purposes) are invested in mortgage investments. The Fund will notify shareholders at least 60 days in advance of any change in this investment policy. Derivative investments made by the Fund that provide investment exposure to investments suggested by the Fund’s name are included within the Fund’s 80% policy and are calculated at notional value.”
6. Under the section entitled: “Information About the Underlying Fund” please delete the last three paragraphs in their entirety and replace them with the following:
Based on fundamental analysis, the Underlying Fund Adviser will consider a variety of factors when making decisions to purchase or sell particular securities or derivative contracts, including: the securities’ specific interest rate and prepayment risks; and price sensitivity to changes in market spread levels and in the level of interest rate volatility. In analyzing MBS, the Underlying Fund Adviser also may consider the average interest rates of the underlying loans, the prior and expected prepayments, any ratings issued by NRSROs, and any guarantee of the security or underlying loans by a GSE or non-agency issuer. The Underlying Fund does not limit the amount of its portfolio that may be invested in non-agency MBS. The Underlying Fund may, but is not required to, use derivative instruments, which are instruments that have a value based on another instrument, exchange rate or index, and may be used as substitutes for securities in which the Underlying Fund can invest, or to hedge against a potential loss in the underlying asset. The Underlying Fund may use futures contracts, options, options on futures (including those relating to interest rates) and swaps as tools in the management of portfolio assets, or other elements of its investment strategy. There can be no assurance that the Underlying Fund’s use of derivative instruments will work as intended. Derivative investments made by the Underlying Fund that provide investment exposure to investments suggested by the Fund’s name are included within the Fund’s 80% policy (as described below) and are calculated at notional value.
The Underlying Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in mortgage investments. The Underlying Fund will notify shareholders at least 60 days in advance of any change in this investment policy.”
7. Under “What are the Principal Securities in Which the Fund and the Underlying Fund May Invest?” in the section “Derivative Contracts” please delete the last paragraph in its entirety and replace it with the following:
“The Fund may invest in a derivative contract if it is permitted to own, invest in, or otherwise have economic exposure to the Reference Instrument. The Fund’s derivatives portfolio is managed in a manner to facilitate efficient yield curve and duration changes and to hedge portfolio risk across the Federated SMAs and not just the Fund, which may result in exposure to derivatives that exceeds or differs from the Fund’s exposure to the underlying instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:”
8. Under “What are the Principal Securities in Which the Fund and the Underlying Fund May Invest?” in the section “Investing in Securities of Other Investment Companies” please delete the section in its entirety and replace it with the following:
“The Fund may invest its assets in securities of other investment companies, including the securities of affiliated and non-affiliated exchange-traded funds and money market funds, as an efficient means of implementing its investment strategies, managing its uninvested cash and/or other investment reasons consistent with the Fund’s investment objective and investment strategies. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. These investments also can create conflicts of interest for the Adviser to the Fund and the investment adviser to another investment company in which it invests. For example, a conflict of interest can arise due to the possibility that the Adviser to the Fund could make a decision to redeem the Fund’s investment in such other investment company. In the case of an investment in an Affiliated Underlying Fund, a conflict of interest can arise if, because of the Fund’s investment in the Affiliated Underlying Fund, the Affiliated Underlying Fund is able to garner more assets, thereby growing the Affiliated Underlying Fund and increasing the management fees received by the investment adviser to the Affiliated Underlying Fund, which would either be the Adviser or an affiliate of the Adviser. However, the Adviser believes that the benefits and efficiencies of making investments in other investment companies should outweigh the potential additional fees and/or expenses and resulting conflicts of interest. In light of the Fund’s investments in other investment companies, other registered investment companies may be limited in their ability to invest in the Fund.”
9. Under “What are the Principal Securities in Which the Fund and the Underlying Fund May Invest?” in the section “Other Investments, Transactions, Techniques” under the sub-section “Derivatives Regulation and Asset Coverage” please delete the second paragraph in its entirety.
10. Under the section entitled: “What are the Specific Investment Risks of the Fund and the Underlying Fund?” please remove Risk of Investing Derivative Instruments, Share Ownership Concentration Risk, and Underlying Fund Risk and replace with the following:
“Risk of Investing in Derivative Instruments
The Fund’s and Underlying Fund’s exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty, or the failure of the counterparty to meets its obligations under the contract, or due to tax or regulatory constraints. Derivatives may create investment leverage in the Fund and Underlying Fund, which magnifies the Fund’s and Underlying Fund’s exposure to the underlying investment. Derivative risks may be more significant when derivatives are used to enhance return or as a substitute for a position or security, rather than solely to hedge the risk of a position or security held by the Fund and Underlying Fund. As the Fund’s derivatives portfolio is managed in a manner to facilitate efficient yield curve and duration changes and/or to hedge portfolio risk across the Federated SMAs and not just the Fund, the Fund’s exposure to derivatives may exceed or differ from the Fund’s exposure to the underlying instrument. Derivatives used for hedging purposes may not reduce risk if they are not sufficiently correlated to the position being hedged. A decision as to whether, when and how to use options involves the exercise of specialized skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. Derivative instruments may be difficult to value, may be illiquid and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes restricted. The loss on derivative transactions may substantially exceed the initial investment.
Share Ownership Concentration Risk
A majority of the Underlying Fund’s Shares may be held by other funds advised by the Adviser and its affiliates. It is possible that some or all of these other funds will decide to purchase or redeem shares of the Underlying Fund simultaneously or within a short period of time of one another in order to execute their asset allocation strategies. Accordingly, there is a risk that the trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other Underlying Fund shareholders (e.g., by requiring the Fund to sell investments at inopportune times or causing the Fund to maintain larger-than-expected cash positions pending acquisition of investments).
Underlying Fund Risk
The risk that the Fund’s performance is closely related to the risks associated with the securities and other investments held by another investment company in which the Fund invests, such as the Underlying Fund, and that the ability of the Fund to achieve its investment objective will depend upon the ability of such other investment company to achieve its investment objective. Investment companies incur certain expenses, such as management fees and other operating expenses, and, therefore, any investment by the Fund in shares of other investment companies will be subject to two layers of fees and expenses. However, solely with respect to investments in Affiliated Underlying Funds, to avoid charging duplicative management fees, the Adviser will waive and/or reimburse the Fund’s Management Fee in an amount equal to any net management fees charged by an Affiliated Underlying Fund to the Fund on the Fund’s net assets invested in such Affiliated Underlying Fund. The Fund may earn capital gains from sales of shares of other investment companies in which it invests and/or receive distributions of capital gains from such investment companies. The Fund distributes any net capital gains earned to its shareholders no less frequently than annually. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable at different rates depending on the source of dividend income. Distributions of net short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you as long-term capital gains regardless of how long you have owned your Shares.”

11. Under the section entitled “Who Manages the Fund?” under the sub-heading “Portfolio Management Information” please add the following:
Robert Schwartz
Robert Schwartz, Associate Portfolio Manager, has been the Fund’s portfolio manager since April of 2026.
Mr. Schwartz is responsible for implementation of the derivatives strategy within the Mortgage Managed Account Pool. He has been with the Adviser or an affiliate since 2021; has worked in investment management since 2020; has managed investment portfolios since 2026. Education: B.S., Indiana University of Pennsylvania; M.B.A., Carnegie Mellon University.
SAI
12. Under the section entitled: “Securities in Which the Fund and the Underlying Fund Invests” in the section “Other Investments, Transactions, Techniques” under the sub-section “Derivatives Regulation and Asset Coverage” please delete the second paragraph.
13. Under the section entitled “Who Manages and Provides Services to the Fund?” under the sub-section “Portfolio Manager Information,” please add the following information:
The following information about the Fund’s portfolio manager is provided as of December 31, 2025.
RobertSchwartz, Portfolio Manager
Types of Accounts Managed by Robert Schwartz	Total Number of Additional Accounts Managed/Total Assets*
Registered Investment Companies	0/$0
Other Pooled Investment Vehicles	0/$0
Other Accounts	57/$5.1 billion
*
 None of the Accounts has an advisory fee that is based on the performance of the account.
Dollar value range of shares owned in the Fund: None.
Robert Schwartz is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive, position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and may also include a discretionary component based on a variety of factors deemed relevant, such as financial measures and performance and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Hermes, Inc. (“Federated Hermes”). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.
IPP is calculated based on other accounts managed by the portfolio manager. IPP is measured on a rolling one, three and five calendar year pre-tax gross return basis versus the other accounts’ designated peer groups. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded.
As noted above, Mr. Schwartz is also the portfolio manager for other accounts. Such other accounts may have different benchmarks and performance measures. The allocation or weighting given to the performance of the other accounts for which Mr. Schwartz is responsible when his compensation is calculated may be equal or can vary.
For purposes of calculating the annual incentive amount, each account managed by the portfolio manager currently is categorized into one IPP group (which may be adjusted periodically). Within each performance measurement period and IPP group, IPP currently is calculated on the basis of an assigned weighting to each account managed by the portfolio manager and included in the IPP group (but can be adjusted periodically). A portion of the bonus tied to the IPP score may be adjusted based on management’s assessment of overall contributions to account performance and any other factors as deemed relevant.
Any individual allocations from the discretionary pool may be determined, by executive management on a discretionary basis using various factors, such as, for example, on a product, strategy or asset class basis, and considering overall contributions and any other factors deemed relevant (and may be adjusted periodically).
February 20, 2026

Federated Hermes Mortgage Strategy Portfolio
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q457187 (2/26)
© 2026 Federated Hermes, Inc.